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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 5, 2003
                                                          --------------

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       0-49952                 06-1504091
      --------                       ---------               ----------
(State or other jurisdiction of     (Commission              (IRS Employer
incorporation)                      File Number)             Identification No.)

                12 E. Broad Street, Hazleton, Pennsylvania 18201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (570) 459-3700
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)














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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

      Exhibit 99.1 Press release, dated August 5, 2003, announcing the declaration of a cash dividend for the fiscal quarter ended June 30, 2003

      Exhibit 99.2 Press release, dated August 5, 2003, announcing earnings for the three and nine months ended June 30, 2003

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

      On August 5, 2003, Northeast Pennsylvania Financial Corp. (the "Company") issued a press release that announced that it had declared a $0.12 cash dividend for the fiscal quarter ended June 30, 2003.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

      On August 5, 2003, the Company issued a press release that announced its results of operations for the three and nine months ended June 30, 2003. The Company also announced that its results of operations for the fiscal years ended September 30, 1998 through September 30, 2002, and for the quarters ending December 31, 2002 and March 31, 2003 are being restated. The Company is currently preparing the appropriate amendments to previously filed quarterly and annual reports for filing with the Securities and Exchange Commission. The Company also announced its expectations with respect to certain aspects of its financial operations for the remainder of the 2003 fiscal year and for the 2004 fiscal year.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 11, 2003                  By: /s/ E. Lee Beard
                                           -------------------------------------
                                           E. Lee Beard
                                           President and Chief Executive Officer